UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22843

CENTER COAST BROOKFIELD MLP & ENERGY INFRASTRUCTURE FUND

(Exact name of registrant as specified in charter)

BROOKFIELD PLACE

250 VESEY STREET, 15th Floor

NEW YORK, NEW YORK 10281-1023

(Address of principal executive offices) (Zip code)

BRIAN F. HURLEY, PRESIDENT

CENTER COAST BROOKFIELD MLP & ENERGY INFRASTRUCTURE FUND

BROOKFIELD PLACE

250 VESEY STREET 15th Floor

NEW YORK, NEW YORK 10281-1023

(Name and address of agent for service)

Registrant’s telephone number, including area code: (855) 777-8001

Date of fiscal year end: September 30

Date of reporting period: March 31, 2019

Item 1. Reports to Shareholders.

Brookfield
20 19
SEMI-ANNUAL REPORT
MARCH 31, 2019

Center Coast Brookfield
MLP & Energy Infrastructure Fund
* Please see inside front cover of the report for important information regarding future delivery of shareholder reports.

IN PROFILE
Brookfield Public Securities Group LLC (the “Firm”) is an SEC-registered investment adviser and represents the Public Securities platform of Brookfield Asset Management. The Firm provides global listed real assets strategies including real estate equities, infrastructure and energy infrastructure equities, multi-real-asset-class strategies and real asset debt. With over $18 billion of assets under management as of March 31, 2019, the Firm manages separate accounts, registered funds and opportunistic strategies for institutional and individual clients, including financial institutions, public and private pension plans, insurance companies, endowments and foundations, sovereign wealth funds and high net worth investors. The Firm is a wholly owned subsidiary of Brookfield Asset Management, a leading global alternative asset manager with over $365 billion of assets under management as of March 31, 2019. For more information, go to www.brookfield.com.
Center Coast Brookfield MLP & Energy Infrastructure Fund (the “Fund”) is managed by Brookfield Public Securities Group LLC. The Fund uses its website as a channel of distribution of material company information. Financial and other material information regarding the Fund is routinely posted on and accessible at www.brookfield.com.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (https://publicsecurities.brookfield.com/en), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker, investment adviser, bank or trust company) or, if you are a direct investor, by calling the Fund (toll-free) at 1-855-777-8001 or by sending an e-mail request to the Fund at publicsecurities.enquiries@brookfield.com.
Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you may call 1-855-777-8001 or send an email request to publicsecurities.enquiries@brookfield.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held within the fund complex if you invest directly with the Fund.

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares.
NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

[THIS PAGE IS INTENTIONALLY LEFT BLANK]

Letter to Shareholders

Dear Shareholders,
We are pleased to provide the Semi-Annual Report for Center Coast Brookfield MLP & Energy Infrastructure Fund (the “Fund”) for the six month period ended March 31, 2019. (the “Period”)
The Period was marked by volatility, with the Alerian MLP Index (“AMZ”) returning -5.53%. In the fourth quarter of 2018 the energy infrastructure segment experienced an unfortunate combination of crude oil price weakness, broader market volatility and tax-loss selling that resulted in a -17.30% return for the AMZ, the third-worst quarter for the AMZ on record. Market performance reversed swiftly in the first quarter of 2019 as the AMZ returned +16.82%, the fourth-best quarter for the AMZ on record.
Regardless of the recent market swings, our outlook for the asset class remains favorable. To start, the corporate and financing maturation process that has contributed to sector-specific price volatility over the last several quarters appears to be largely behind us. Since the beginning of 2018 there have been over 15 simplification transactions resulting in generally healthier, lower risk companies in the sector, lower financial leverage, better distribution coverage, self-funding of capital expenditure and improved governance. This leaves us with less than 10% of the current market cap in structures with legacy corporate structures. In addition, public equity issuance is expected to significantly decrease, due to the transition to self-funding business models, reducing sector reliance on external equity capital markets. Sector fundamentals also remain robust as the energy industry set new records for production and transportation of U.S. hydrocarbons in 2018. The U.S. grew crude oil production by almost 20% in 2018 and is now the largest oil-producing country in the world—recently surpassing both Russia and Saudi Arabia—with output at 11.7 million barrels per day (MMb/d).i Natural gas production is also at an all-time high after growing approximately 15% in 2018. Moreover, exports of U.S. crude oil, natural gas, and natural gas liquids (NGLs) hit record levels in 2018 and together grew by approximately 40% in 2018.ii We expect exports of U.S. hydrocarbons to continue to grow and expect that new projects will further add to our nation’s export capacity. One study estimates there will be almost $800 billion of new energy infrastructure investment through 2035iii – with much of it expected to be centered around export activity on the U.S. Gulf Coast. Our optimism is somewhat blunted by geopolitical risks globally, and in particular, the worsening trade relationship between the U.S. and China.
The combination of growing U.S. supply, global demand, and the critical need for more midstream assets keeps us optimistic about the earnings and cash flow potential of our energy infrastructure investments. Further, we think a more mature asset class that is less reliant on the capital markets will be more appealing to a broader set of investors. In our opinion, the catalyst for continued positive performance will be in execution with few surprises. The outlook is exciting, and we believe the plan ahead is a good one; if companies execute and deliver on stated objectives, we believe the future will be bright.
In addition to performance information, this report provides the Fund’s unaudited financial statements as of March 31, 2019.
We welcome your questions and comments, and encourage you to contact our Investor Relations team at (855) 777-8001 or visit us at www.brookfield.com for more information on this report or our recent webinar. Thank you for your support.
Sincerely,
Brian F. Hurley
President
Center Coast Brookfield MLP & Energy Infrastructure Fund
Craig Noble, CFA
CEO, Chief Investment Officer and Portfolio Manager
Brookfield Public Securities Group LLC

2019 Semi-Annual Report1

Letter to Shareholders (continued)

Past performance is no guarantee of future results.
i Energy Information Administration’s (EIA) Weekly Petroleum Status Report for the week ended February 19, 2019.
ii U.S. Energy Information Administration Exports. Data as of December 31, 2018.
iii The INGAA Foundation’s North American Midstream Infrastructure through 2035 Study. Data as of June 18, 2018 and reflects most recent available.
The Alerian MLP Index is the leading gauge of energy infrastructure Master Limited Partnerships (MLPs). The capped, float-adjusted, capitalization-weighted index, whose constituents earn the majority of their cash flow from midstream activities involving energy commodities, is disseminated real-time on a price-return basis (AMZ) and on a total-return basis (AMZX).
Indices are not managed and an investor cannot invest directly in an index.
These views represent the opinions of Brookfield Public Securities Group LLC and are not intended to predict or depict the performance of any investment. These views are as of the close of business on March 31, 2019 and subject to change based on subsequent developments.
The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any particular security. There is no assurance that the Fund currently holds these securities. Please refer to the Schedules of Investments contained in this report for a full listing of Fund’s holdings.
2Brookfield Public Securities Group LLC

Center Coast Brookfield MLP & Energy Infrastructure Fund
Portfolio Characteristics (Unaudited)
March 31, 2019

PORTFOLIO STATISTICS
Annualized distribution rate[1]	15.01%
Percentage of leveraged assets	30.13%
Total number of holdings	29

Asset Allocation by Sector	Percent of Net Assets
Master Limited Partnerships
Pipeline Transportation | Petroleum	33.6%
Pipeline Transportation | Natural Gas	30.7%
Gathering + Processing | Natural Gas	18.5%
Services | Midstream	0.2%
Total Master Limited Partnerships	83.0%
Common Stocks
Gathering + Processing | Natural Gas	28.7%
Pipeline Transportation | Petroleum	11.0%
Pipeline Transportation | Natural Gas	3.7%
Total Common Stocks	43.4%
Private Investment	15.4%
Money Market Funds	0.9%
Liabilities in Excess of Other Assets	(42.7)%
Net Assets	100.0%

TOP TEN HOLDINGS
KKR Eagle Co-Invest LP	15.4%
Energy Transfer LP	11.6%
Enterprise Products Partners LP	11.4%
Plains All American Pipeline LP	10.9%
Williams Companies, Inc.	9.5%
EnLink Midstream LLC	7.6%
NuStar Energy LP	7.1%
MPLX LP	6.2%
ONEOK, Inc.	5.8%
Targa Resources Corp.	5.7%

1 The distribution rate referenced above is calculated as the annualized amount of the most recent monthly distribution declared divided by the March 31, 2019 market price. This calculation does not include any non-income items such as loan proceeds or borrowings. The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of your distribution may be a return of capital.
2019 Semi-Annual Report3

Center Coast Brookfield MLP & Energy Infrastructure Fund
Schedule of Investments (Unaudited)
March 31, 2019

	Shares	Value
MASTER LIMITED PARTNERSHIPS – 83.0%
Gathering + Processing | Natural Gas – 18.5%
Crestwood Equity Partners LP [1]	120,285	$ 4,232,829
DCP Midstream LP [1]	337,890	11,167,264
Enable Midstream Partners LP	282,695	4,048,192
MPLX LP [1]	533,322	17,540,961
Oasis Midstream Partners LP	40,926	831,616
Summit Midstream Partners LP [1]	415,835	4,046,075
Western Midstream Partners LP [1]	338,313	10,609,499
Total Gathering + Processing | Natural Gas		52,476,436
Services | Midstream – 0.2%
USA Compression Partners LP	36,066	562,990
Pipeline Transportation | Natural Gas – 30.7%
Energy Transfer LP	2,144,762	32,964,992
Enterprise Products Partners LP [1]	1,113,205	32,394,266
EQT Midstream Partners LP	237,926	10,985,043
TC Pipelines LP	289,693	10,822,931
Total Pipeline Transportation | Natural Gas		87,167,232
Pipeline Transportation | Petroleum – 33.6%
Andeavor Logistics LP [1]	417,254	14,712,376
Buckeye Partners LP [1]	303,170	10,313,843
Magellan Midstream Partners LP [1]	255,416	15,485,872
NuStar Energy LP [1]	747,571	20,102,184
Phillips 66 Partners LP [1]	76,822	4,021,632
Plains All American Pipeline LP [1]	1,259,415	30,868,262
Total Pipeline Transportation | Petroleum		95,504,169
Total MASTER LIMITED PARTNERSHIPS (Cost $213,104,447)		235,710,827
COMMON STOCKS – 43.4%
Gathering + Processing | Natural Gas – 21.1%
ONEOK, Inc. [1]	235,821	16,469,739
Targa Resources Corp. [1]	391,588	16,270,481
Williams Companies, Inc. [1]	942,315	27,063,287
Total Gathering + Processing | Natural Gas		59,803,507
Pipeline Transportation | Natural Gas – 11.3%
EnLink Midstream LLC [1]	1,692,000	21,623,760
Kinder Morgan, Inc. [1]	524,937	10,503,989
Total Pipeline Transportation | Natural Gas		32,127,749
Pipeline Transportation | Petroleum – 11.0%
Enbridge, Inc. [1]	448,426	16,259,927
SemGroup Corp.	735,351	10,839,074
Tallgrass Energy LP	170,000	4,273,800
Total Pipeline Transportation | Petroleum		31,372,801
Total COMMON STOCKS (Cost $111,754,772)		123,304,057

See Notes to Financial Statements.
4Brookfield Public Securities Group LLC

Center Coast Brookfield MLP & Energy Infrastructure Fund
Schedule of Investments (Unaudited) (continued)
March 31, 2019

	Shares	Value
PRIVATE INVESTMENT – 15.4%
KKR Eagle Co-Invest LP [2]		$ 43,600,000
Total PRIVATE INVESTMENT (Cost $34,472,094)		43,600,000
SHORT-TERM INVESTMENTS – 0.9%
Money Market Funds – 0.9%
First American Treasury Obligations Fund, Class X, 2.37% [3]	2,392,213	2,392,212
GS Financial Square Treasury Solutions Fund, Capital Class, 2.12% [3]	209,471	209,471
Total SHORT-TERM INVESTMENTS (Cost $2,601,684)		2,601,683
Total Investments – 142.7% (Cost $361,932,997)		405,216,567
Liabilities in Excess of Other Assets – (42.7)%		(121,244,691)
TOTAL NET ASSETS – 100.0%		$ 283,971,876

The following notes should be read in conjunction with the accompanying Schedule of Investments.
LP— Limited Partnership
LLC— Limited Liability Company

1	— All or a portion of this security is pledged as collateral for credit facility. As of March 31, 2019, the total value of the collateral was $179,999,828.
2	— This security is fair valued in good faith pursuant to the fair value procedures adopted by the Board of Trustees (the “Board”). The security has been deemed illiquid by the Adviser pursuant to procedures adopted by the Fund's Board. As of March 31, 2019, the total value of all such securities was $43,600,000 or 15.4% of net assets. The security is in a non-unitized private investment fund that has commitments of $40,000,000, unfunded commitments of approximately $2,300,000, does not permit redemptions, has expected life of 3.9 years, and invests solely in Veresen Midstream Limited Partnership. This security is characterized as a Level 3 security within the disclosure hierarchy.
3	— The rate quoted is the annualized seven-day yield as of March 31, 2019.

See Notes to Financial Statements.
2019 Semi-Annual Report5

CENTER COAST BROOKFIELD MLP & ENERGY INFRASTRUCTURE FUND
Statement of Assets and Liabilities (Unaudited)
March 31, 2019

Assets:
Investments in securities, at value (cost $361,932,997)	$405,216,567
Receivable for investments sold	1,099,587
Deferred offering costs (Note 7)	113,188
Dividends and interest receivable	46,162
Prepaid expenses	130,010
Total assets	406,605,514
Liabilities:
Payable for credit facility (Note 9)	72,500,000
Payable for credit facility interest	214,903
Mandatory Redeemable Preferred shares ($0.01 par value, 2,000 shares isssued with liquidation preference of $25,000 per share, net of debt issuance cost $840,854) (Note 8)	49,159,146
Dividends payable to Mandatory Redeemable Preferred shareholders	44,073
Payable for investments purchased	136,276
Investment advisory fee payable (Note 5)	336,958
Administration fee payable (Note 5)	50,544
Trustees' fee payable	9,776
Accrued expenses	181,962
Total liabilities	122,633,638
Commitments and contingencies (Note 11)
Net Assets	$283,971,876
Composition of Net Assets:
Paid-in capital	373,331,863
Accumulated losses	(89,359,987)
Net assets applicable to capital stock outstanding	$283,971,876
Shares Outstanding and Net Asset Value Per Share:
Common shares outstanding	33,707,106
Net asset value per share	$ 8.42

See Notes to Financial Statements.
6Brookfield Public Securities Group LLC

CENTER COAST BROOKFIELD MLP & ENERGY INFRASTRUCTURE FUND
Statement of Operations (Unaudited)
For the Six Months Ended March 31, 2019

Investment Income (Note 2):
Distributions from master limited partnerships	$ 10,364,819
Dividends (net of foreign witholding tax of $57,745)	5,579,844
Total dividends and distributions	15,944,663
Less return of capital distributions	(11,981,625)
Dividends from money market funds	19,810
Interest	15,043
Total income	3,997,891
Expenses:
Investment advisory fees (Note 5)	1,920,948
Administration fees (Note 5)	288,143
Trustees' fees	57,896
Audit and tax services	54,317
Legal fees	45,578
Reports to shareholders	35,508
Registration fees	21,347
Miscellaneous	16,669
Rating agency fees	14,500
Fund accounting fees	13,167
Transfer agent fees	13,155
Custodian fees	10,693
Insurance	7,056
Franchise taxes	4,561
Total operating expenses	2,503,538
Interest expense on credit facility	1,274,401
Amortization of preferred shares issuance costs	56,038
Dividends to Mandatory Redeemable Preferred shareholders	1,069,561
Total expenses	4,903,538
Net investment loss	(905,647)
Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(11,339,832)
Option contracts	77,434
Foreign currency transactions	1,982
Net realized loss	(11,260,416)
Net change in unrealized appreciation (depreciation) on:
Investments	1,340,501
Option contracts	(21,322)
Foreign currency translations	(23)
Net change in unrealized appreciation	1,319,156
Net realized and unrealized loss	(9,941,260)
Net decrease in net assets resulting from operations	$(10,846,907)

See Notes to Financial Statements.
2019 Semi-Annual Report7

CENTER COAST BROOKFIELD MLP & ENERGY INFRASTRUCTURE FUND
Statements of Changes in Net Assets

	For the Six Months Ended March 31, 2019 (Unaudited)	For the Ten Months Ended September 30, 2018[1]	For the Fiscal Year Ended November 30, 2017
Increase (Decrease) in Net Assets Resulting from Operations:
Net investment loss	$ (905,647)	$ (7,131,651)	$ (8,300,458)
Net realized gain (loss)	(11,260,416)	3,575,892	7,794,483
Net change in unrealized appreciation (depreciation)	1,319,156	32,803,424	(15,676,839)
Net increase (decrease) in net assets resulting from operations	(10,846,907)	29,247,424	(16,182,814)
Distributions to Common Shareholders:
Distributable earnings	—	(9,432,436)	—
Return of capital	(19,911,589)	(17,227,927)	(28,115,028)
Total distributions paid	(19,911,589)	(26,660,363)	(28,115,028)
Capital Share Transactions:
Proceeds from shares sold, net of offering costs (Note 7)	26,993,851	53,952,269	39,801,416
Reinvestment of distributions	586,903	799,452	1,188,289
Net increase in net assets from capital share transactions	27,580,754	54,751,721	40,989,705
Total increase (decrease) in net assets	(3,177,742)	57,339,023	(3,308,137)
Net Assets:
Beginning of period	287,149,618	229,810,595	233,118,732
End of period	$283,971,876	$287,149,618	$229,810,595 [2]
Share Transactions:
Shares sold (Note 7)	3,380,736	5,571,911	3,711,880
Shares reinvested	14,625	22,388	8,033
Shares reinvested on the open market	(14,625)	(22,388)	(8,033)
Shares reinvested at net asset value	59,373	87,353	112,141
Net increase in shares outstanding	3,454,734	5,659,264	3,824,021

[1]	The Fund changed its fiscal year end from November 30 to September 30.
[2]	The The Securities and Exchange Commission ("SEC") eliminated the requirement to disclose undistributed (distributions in excess of) net investment income in 2018. For the fiscal year ended November 30, 2017, the distributions in excess of net investment income was $(40,109,801).

See Notes to Financial Statements.
8Brookfield Public Securities Group LLC

CENTER COAST BROOKFIELD MLP & ENERGY INFRASTRUCTURE FUND
Statements of Cash Flows (Unaudited)
For the Six Months Ended March 31, 2019

Increase (Decrease) in Cash:
Cash flows provided by (used for) operating activities:
Net decrease in net assets resulting from operations	$ (10,846,907)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Purchases of long-term portfolio investments	(116,600,912)
Proceeds from disposition of long-term portfolio investments	106,958,832
Net purchases of short-term portfolio investments	(2,601,683)
Return of capital distributions	11,981,625
Increase dividends and interest receivable	(46,162)
Increase in deferred offering costs	(113,188)
Increase in prepaid expenses	(17,755)
Increase in payable for credit facility interest	177,137
Decrease in dividends payable to Mandatory Redeemable Preferred shareholders	(2,939)
Decrease in investment advisory fee payable	(1,176)
Decrease in administration fee payable	(1,436)
Increase in trustees' fee payable	298
Decrease in accrued expenses	(156,240)
Amortization of preferred shares issuance costs	56,038
Net change in unrealized appreciation on investments and option contracts	(1,319,179)
Net realized gain on investments	11,262,398
Net cash used for operating activities	(1,271,249)
Cash flows provided by financing activities:
Net cash provided by credit facility	(6,600,000)
Net cash provided by proceeds from shares sold	26,993,851
Distributions paid to common shareholders, net of reinvestments	(19,324,686)
Net cash provided by financing activities	1,061,165
Net decrease in cash	(202,084)
Cash at beginning of period	202,084
Cash at end of period	$ —
Supplemental Disclosure of Cash Flow Information:
Interest payments on the credit facility for the six months ended March 31, 2019, totaled $2,091,293.
Non-cash financing activities included reinvestment of distributions of $586,903.

See Notes to Financial Statements.
2019 Semi-Annual Report9

Center Coast Brookfield MLP & Energy Infrastructure Fund
Financial Highlights

	For the Six Months Ended March 31,	For the Ten Month Period Ended September 30,	For the Fiscal Years Ended November 30,				For the Period September 26, 2013[1] through November 30,
	2019 (Unaudited)	2018*	2017	2016	2015	2014	2013
Per Share Operating Performance:
Net asset value, beginning of period	$ 9.49	$ 9.34	$ 11.22	$ 10.93	$ 20.11	$ 19.31	$ 19.06[2]
Net investment loss[3]	(0.03)	(0.25)	(0.37)	(0.24)	(0.30)	(0.24)	(0.04)
Return of capital[3]	0.38	0.75	1.19	1.10	1.17	0.81	0.24
Net realized and unrealized gain (loss) on investments[3,6]	(0.79)	0.59	(1.45)	0.68	(8.80)	1.58	0.15
Net increase (decrease) in net asset value resulting from operations	(0.44)	1.09	(0.63)	1.54	(7.93)	2.15	0.35
Distributions to Common Shareholders:
Dividends from net investment income	—	(0.33)	—	—	—	(1.18)	—
Return of capital distributions	(0.63)	(0.61)	(1.25)	(1.25)	(1.25)	(0.17)	(0.10)
Total dividends and distributions paid	(0.63)	(0.94)	(1.25)	(1.25)	(1.25)	(1.35)	(0.10)
Net asset value, end of period	$ 8.42	$ 9.49	$ 9.34	$ 11.22	$ 10.93	$ 20.11	$ 19.31
Market price, end of period	$ 8.33	$ 9.42	$ 9.20	$ 11.58	$ 11.09	$ 19.49	$ 18.46
Total Investment Return based on Net asset value#	-3.95% [10]	12.33% [10]	-6.59%	15.62%	-40.75% [7]	11.94%	1.88% [10]
Total Investment Return based on Market price†	-4.34% [10]	13.20% [10]	-10.85%	17.61%	-37.97% [7]	13.49%	-7.18% [10]
Ratios to Average Net Assets/ Supplementary Data:
Net assets, end of period (000s)	$283,972	$287,150	$229,811	$233,119	$215,962	$297,927	$286,009
Ratio of expenses (benefit) to average net assets[4]	3.78% [11]	3.68% [11]	3.51%	2.90%	(4.96)%	8.55%	8.25% [11]
Ratio of expenses to average net assets (excluding deferred tax benefit)	3.78% [11]	3.68% [11]	3.51%	2.83%	2.53%	2.26%	2.08% [11]
Ratio of expenses to average net assets (excluding deferred tax benefit and interest expense)	1.93% [11]	2.03% [11]	2.04%	2.06%	2.00%	1.85%	1.84% [11]
Ratio of net investment loss to average net assets[4]	(0.70)% [11]	(3.22)% [11]	(3.33)%	(2.32)%	(1.82)%	(1.18)%	(1.31)% [11]
Ratio of expenses (benefit) to average managed assets[5]	2.55% [11]	2.51% [11]	2.31%	2.06%	(3.46)%	6.08%	6.34% [11]
Portfolio turnover rate	28% [10]	33% [10]	36%	62%	91%	105%	18% [10]
Credit facility, end of period (000's)	$ 72,500	$ 79,100	$ 66,500	$ 81,700	$ 79,600	$129,000	$100,500
Total amount of preferred shares outstanding (000's)	$ 50,000	$ 50,000	$ 50,000	$ 50,000	$ —	$ —	$ —
Asset coverage per $1,000 unit of senior indebtedness[8]	$ 3,318	$ 3,224	$ 2,973	$ 2,770	$ 3,949	$ 3,310	$ 3,846
Asset coverage per preferred shares[9]	$166,986	$168,575	$139,905	$141,559	$ —	$ —	$ —
Liquidating preference for preferred shares	$ 25,000	$ 25,000	$ 25,000	$ 25,000	$ —	$ —	$ —

#	Total investment return based on net asset value (“NAV”) is the combination of changes in NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV , if any. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total investment return excludes the effects of sales charges or contingent deferred sales charges, if applicable.
†	Total investment return based on market price is the combination of changes in the New York Stock Exchange market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The actual reinvestment for the last dividend declared in the period may take place over several days as described in the Fund’s dividend reinvestment plan, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total investment return excludes the effect of broker commissions.
*	Following the close of business on February 2, 2018, Brookfield Public Securities Group LLC, replaced Center Coast Capital Advisors, LP as the investment adviser to the Fund. Amounts shown are for the ten month period ended September 30, 2018 and are not necessarily indicative of a full year of operations. The Fund changed its fiscal year end from November 30 to September 30.
[1]	Commencement of operations.
[2]	Initial public offering price of $20.00 per share less underwriting discounts of $0.90 per share and offering costs of $0.04 per share.
[3]	Per share amounts presented are based on average shares outstanding throughout the period indicated.
[4]	Includes the deferred tax benefit (expense) allocated to net investment income (loss) and the deferred tax benefit (expense) allocated to realized and unrealized gain (loss). Net Investment Income (Loss) ratios exclude the deferred tax benefit (expense) allocated to realized and realized and unrealized gain (loss).
[5]	Average managed assets represent the total assets of the Fund, including the assets attributable to the proceeds from any forms of financial leverage, minus liabilities, other than liabilities related to any financial leverage.
[6]	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share in the period. It may not agree to the aggregate gains and losses in the Statement of Operations due to the fluctuation in share transactions this period.
[7]	Includes dilution (net of offering costs) of approximately $1.11 to NAV per share resulting from the Fund's transferrable rights offering, which expired on April 17, 2015. In connection with such offering, the Fund issued 4,938,969 additional common shares at the subscription price per share below the then-current NAV per share of the Fund.
[8]	Calculated by subtracting the Fund's total liabilities (not including borrowings) from the Fund's total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.
[9]	Represents the total value of total assets less liabilities, not including preferred shares divided by the total number of preferred shares.
[10]	Not annualized.
[11]	Annualized.

See Notes to Financial Statements.
10Brookfield Public Securities Group LLC

CENTER COAST BROOKFIELD MLP & ENERGY INFRASTRUCTURE FUND
Notes to Financial Statements (Unaudited)
March 31, 2019

1.Organization
Center Coast Brookfield MLP & Energy Infrastructure Fund (the ‘‘Fund’’) is a non-diversiﬁed, closed-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s common shares are listed on the New York Stock Exchange (“NYSE”) and trade under the ticker symbol “CEN.” The Fund was organized as a statutory trust on May 3, 2013, pursuant to a Certiﬁcate of Trust, and is governed by the laws of the state of Delaware. The Fund commenced operations on September 26, 2013.
Brookfield Public Securities Group LLC (“PSG” or the “Adviser”), a wholly-owned subsidiary of Brookfield Asset Management Inc., is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and serves as investment adviser to the Fund. On February 2, 2018, Center Coast Capital Advisors, LP, the Fund’s former investment adviser, was acquired by PSG and Center Coast MLP & Infrastructure Fund was renamed “Center Coast Brookfield MLP & Energy Infrastructure Fund,” following shareholder approval.
The investment objective of the Fund is to provide a high level of total return with an emphasis on distributions to shareholders. The Fund seeks to achieve its investment objective by investing primarily in a portfolio of master limited partnerships (“MLPs”) and energy infrastructure companies. No assurance can be given that the Fund’s investment objective will be achieved.
2.Significant Accounting Policies
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is an investment company within the scope of Financial Accounting Standards Board (“FASB”) Accounting Standards Update (“ASU”) 2013-08 and follows accounting and reporting guidance under FASB Accounting Standards Codification (“ASC”) Topic 946 Financial Services-Investment Companies.
Valuation of Investments: The Fund’s Board of Trustees (the “Board”) has adopted procedures for the valuation of the Fund’s securities. The Adviser oversees the day to day responsibilities for valuation determinations under these procedures. The Board regularly reviews the application of these procedures to the securities in the Fund’s portfolio. The Adviser’s Valuation Committee is comprised of senior members of the Adviser’s management team.
Investments in equity securities listed or traded on any securities exchange or traded in the over-the-counter market are valued at the last trade price as of the close of business on the valuation date. Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE close. When fair value pricing is employed, the value of the portfolio securities used to calculate the Fund’s net asset values may differ from quoted or official closing prices. Investments in open-end registered investment companies, if any, are valued at the NAV as reported by those investment companies.
Debt securities, including U.S. government securities, listed corporate bonds, other fixed income and asset-backed securities, and unlisted securities and private placement securities, are generally valued at the bid prices furnished by an independent pricing service or, if not valued by an independent pricing service, using bid prices obtained from active and reliable market makers in any such security or a broker-dealer. The broker-dealers or pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the broker-dealers or pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the broker-dealers or pricing services may also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair
2019 Semi-Annual Report11

CENTER COAST BROOKFIELD MLP & ENERGY INFRASTRUCTURE FUND
Notes to Financial Statements (Unaudited) (continued)
March 31, 2019

value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Short-term debt securities with remaining maturities of sixty days or less are valued at amortized cost of discount or premium to maturity, unless such valuation, in the judgment of the Adviser’s Valuation Committee, does not represent fair value.
Securities for which market prices are not readily available or which cannot be valued using the sources described above will be valued using an internal proprietary fair value methodology. For any security warranting such fair value measurement, a memorandum, including the specific methodology and supporting information, will be provided to the Valuation Committee by a portfolio manager or analyst looking to fair value a particular security utilizing the internal proprietary fair value methodology. A portfolio manager or analyst shall use their best efforts to maximize the use of relevant observable inputs and minimize the use of unobservable inputs within their valuation technique. The Valuation Committee shall review the memorandum and supporting information provided by a portfolio manager or analyst and consider all relevant factors as it deems appropriate before approving the fair value recommendation.
The Fund may use the fair value of a security to calculate its NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Adviser determines that the quotation or price for a portfolio security provided by a broker-dealer or an independent pricing service is inaccurate.
The fair value of securities may be difficult to determine and thus judgment plays a greater role in the valuation process. The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including, but not limited to, pricing history, current market level, supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve, and credit quality.
The values assigned to fair valued investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in investments. Changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, by an independent pricing service, or based on market quotations. Imprecision in estimating fair value can also impact the amount of unrealized appreciation or depreciation recorded for a particular portfolio security and differences in the assumptions used could result in a different determination of fair value, and those differences could be material.
The Fund has established methods of fair value measurements in accordance with GAAP. Fair value denotes the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy has been established to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.
12Brookfield Public Securities Group LLC

CENTER COAST BROOKFIELD MLP & ENERGY INFRASTRUCTURE FUND
Notes to Financial Statements (Unaudited) (continued)
March 31, 2019

Level 1 -	quoted prices in active markets for identical assets or liabilities
Level 2 -	quoted prices in markets that are not active or other significant observable inputs (including, but not limited to: quoted prices for similar assets or liabilities, quoted prices based on recently executed transactions, interest rates, credit risk, etc.)

Level 3 -	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of assets or liabilities)
The Adviser’s valuation policy, as previously stated, establishes parameters for the sources and types of valuation analysis, as well as, the methodologies and inputs the Valuation Committee uses in determining fair value. If the Valuation Committee determines that additional techniques, sources or inputs are appropriate or necessary in a given situation, such additional work will be undertaken.
Significant increases or decreases in any of the unobservable inputs in isolation may result in a lower or higher fair value measurement.
To assess the continuing appropriateness of security valuations, the Adviser (or its third party service provider, who is subject to oversight by the Adviser), regularly compares its prior day prices, prices on comparable securities and sale prices to the current day prices and challenges those prices that exceed certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, the Adviser’s Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.
The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those securities.
The following table summarizes the Fund’s investments valuation inputs categorized in the disclosure hierarchy as of March 31, 2019:
Description	Level 1	Level 2	Level 3	Total
Master Limited Partnerships	$ 235,710,827	$ —	$ —	$ 235,710,827
Common Stocks	123,304,057	—	—	123,304,057
Private Investment	—	—	43,600,000	43,600,000
Money Market Funds	2,601,683	—	—	2,601,683
Total Investments	$ 361,616,567	$ —	$ 43,600,000	$ 405,216,567
For further information regarding security characteristics, see the Schedule of Investments.
The fair value of the Fund’s credit facility, which qualifies as a financial instrument under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 820 Disclosures about Fair Values of Financial Instruments, approximates the carrying amount of $72,500,000 presented in the Statement of Assets and Liabilities. As of March 31, 2019, this financial instrument is categorized as a Level 2 within the disclosure hierarchy.
2019 Semi-Annual Report13

CENTER COAST BROOKFIELD MLP & ENERGY INFRASTRUCTURE FUND
Notes to Financial Statements (Unaudited) (continued)
March 31, 2019

The table below shows the significant unobservable valuation inputs that were used by the Adviser’s Valuation Committee to fair value this Level 3 investments as of March 31, 2019.
	Quantitative Information about Level 3 Fair Value Measurements
Type of Security	Value as of March 31, 2019	Valuation Approach	Valuation Technique	Unobservable Input	Amount	Impact to Valuation from an Increase in Input(1)
Private Investment	$43,600,000	Market Approach	Guideline Public Company	EBITDA Multiple Liquidity Discount	11.0x 12.5%	Increase Decrease
		Income Approach	Discounted Cash Flow	Discount Rate	10.5%	Decrease
				Exit EBITDA Multiple	12.0x	Increase
				Liquidity Discount	12.5%	Decrease

(1) The impact represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.
The Fund uses two valuation methodologies in determining the fair value of its private investment in KKR Eagle Co-Invest LP (“the partnership”). The first methodology is a market comparables analysis that considers key financial inputs, current valuations of comparable public companies and other available measures. The second methodology is a discounted cash flow analysis, which uses the projected cash flows of the partnership to estimate the enterprise value and equity value attributable to the Fund’s interest. Such cash flows include a terminal value for the portfolio company, which is typically based on an Earnings Before Interest, Tax, Depreciation and Amortization ("EBITDA") multiple derived from market comparables and relevant precedent M&A transactions. A present value of these cash flows is determined by using estimated discount rates (a weighted average cost of capital or the expected return market participants would require of similar public securities).
As part of the valuation process, the Fund estimates operating results of the partnership (including EBITDA and unlevered cash ﬂow). These estimates utilize inputs such as historical operating results, which may be unaudited, and projected operating results, which will be based on operating assumptions for the partnership. The Fund also consults with management of the partnership to develop these financial projections. These estimates are sensitive to changes in assumptions speciﬁc to the partnership as well as general assumptions for the industry. Other unobservable inputs utilized in the valuation techniques outlined above include: discounts for lack of marketability (liquidity discount), selection of comparable publicly-traded companies, selection of relevant M&A transactions, selected ranges for valuation multiples, and expected required rates of return (discount rates).
When determining the weighting ascribed to each valuation methodology, the Fund considers, among other factors, the availability of direct market comparables, the applicability of a discounted cash flow analysis, and the manner of realization for the investment. The fair value for this private investment is derived from a valuation based 50% on market comparables and 50% on a discounted cash flow analysis.
The following is a reconciliation of the asset in which significant unobservable inputs (Level 3) were used in determining fair value:
14Brookfield Public Securities Group LLC

CENTER COAST BROOKFIELD MLP & ENERGY INFRASTRUCTURE FUND
Notes to Financial Statements (Unaudited) (continued)
March 31, 2019

Private Investment
Balance as of September 30, 2018	$45,800,000
Change in unrealized depreciation	(2,200,000)
Balance as of March 31, 2019	$43,600,000
Change in unrealized gains or losses relating to assets still held at the reporting date	$ (2,200,000)
For further information regarding security characteristics, see the Schedule of Investments.
Master Limited Partnerships: A master limited partnership (“MLP”) is an entity receiving partnership taxation treatment under the U.S. Internal Revenue Code of 1986 (the “Code”), the partnership interests or “units” of which are traded on securities exchanges like shares of corporate stock. Holders of MLP units generally have limited control and voting rights on matters affecting the partnership.
The Fund primarily invests in MLPs, which generally are treated as partnerships for federal income tax purposes. If an MLP does not meet current legal requirements to maintain partnership status, or if it is unable to do so because of tax law changes, it would be taxed as a corporation or other form of taxable entity and there could be a material decrease in the value of its securities. Additionally, if tax law changes to eliminate or reduce tax deductions such as depletion, depreciation and amortization expense deductions that MLPs have been able to use to offset a significant portion of their taxable income, it could significantly reduce the value of the MLPs held by the Fund and could cause a greater portion of the income and gain allocated to the Fund to be subject to U.S. federal, state and local corporate income taxes, which would reduce the amount the Fund can distribute to shareholders and could increase the percentage of Fund distributions treated as dividends instead of tax-deferred return of capital.
Depreciation or other cost recovery deductions passed through to the Fund from investments in MLPs in a given year generally will reduce the Fund’s taxable income (and earnings and profits), but those deductions may be recaptured in the Fund’s taxable income (and earnings and profits) in subsequent years when the MLPs dispose of their assets or when the Fund disposes of its interests in the MLPs. When deductions are recaptured, distributions to the Fund’s shareholders may be taxable.
Investment Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums on securities are accreted and amortized, respectively, on a daily basis, using the effective yield to maturity method adjusted based on management’s assessment of the collectability of such interest. Dividend income is recorded on the ex-dividend date.
Return of Capital Estimates: A distribution received from the Fund’s investments in MLPs generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded. For the six months ended March 31, 2019, the Fund estimated that 100% of the MLP distributions received would be treated as return of capital.
Expenses: Expenses directly attributable to the Fund are charged directly to the Fund, while expenses which are attributable to the Fund and other investment companies advised by the Adviser are allocated among the respective investment companies, including the Fund, based upon relative average net assets, evenly or a combination of average net assets and evenly.
Distributions to Common Shareholders: The Fund’s dividend distribution policy is intended to provide monthly distributions to its common shareholders at a rate that over time is similar to the distribution rate the Fund receives from the MLPs in which it invests, without offset for the expenses of the Fund. The Fund is not required to make such distributions and therefore the amount, if any, and/or the frequency of payment is subject to change. The
2019 Semi-Annual Report15

CENTER COAST BROOKFIELD MLP & ENERGY INFRASTRUCTURE FUND
Notes to Financial Statements (Unaudited) (continued)
March 31, 2019

amount of the Fund’s distributions is based on, among other considerations, distributions the Fund actually receives from portfolio investments, including returns of capital, and estimated future cash flows. Because the Fund’s distribution policy takes into consideration estimated future cash flows from its underlying holdings, and to permit the Fund to maintain a stable distribution rate, the Fund’s distributions may exceed, or be below the amount the Fund actually receives from its portfolio investments. Additionally, since the Fund’s distribution rate is not derived from the Fund’s investment income or loss, the Fund’s distributions may not represent yield or investment return on the Fund’s portfolio. To the extent that the distributions paid exceed the distributions the Fund has received, the distributions will reduce the Fund’s net assets. Consequently, the Fund may maintain cash reserves, borrow or may be required to sell certain investments at times when it would not otherwise be desirable to do so in order to pay the expenses of the Fund. The Fund is not required to make such distributions and, as a result, the Fund could in the future decide not to make such distributions or not to make distributions at a rate that over time is similar to the distribution rate that it receives from the MLPs in which it invests. Furthermore, unlike the MLPs in which it invests, the Fund is not a pass through entity. Consequently, the tax characterization of the distributions paid by the Fund, as dividend income or return of capital, may differ greatly from those of the underlying MLPs.
Distributions, if any, are declared and distributed monthly. The estimated characterization of the distributions paid will be either a dividend (ordinary income) or distribution (return of capital). This estimate is based on the Fund’s operating results during the period. It is anticipated that a portion of its distributions will be comprised of return of capital as a result of the tax character of cash distributions made by the Fund’s investments. The actual characterization of the distributions made during the period will not be determined until after the end of the fiscal year. For the six months ended March 31, 2019, the Fund estimates that its distributions will be largely characterized as return of capital. The Fund will inform shareholders of the final tax character of the distributions on IRS Form DIV in February 2020.
The portion of the Fund’s distributions that may be classified as return of capital is uncertain and can be materially impacted by events that are not subject to the control of the Fund’s Adviser (e.g., mergers, acquisitions, reorganizations and other capital transactions occurring at the individual MLP level, changes in the tax characterization of distributions received from the MLP investments held by the Fund, changes in tax laws, etc.). The return of capital portion may also be impacted by the Fund’s strategy, which may recognize gains on its holdings. Because of these factors, the portion of the Fund’s distributions that are classified as return of capital may vary materially from year to year. Accordingly, there is no guarantee that future distributions will maintain the same classification for tax purposes as past distributions.
The distributions are determined in accordance with federal income tax regulations and are recorded on the ex-dividend date. The character may differ from GAAP. These differences between book-basis and tax-basis are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.
Energy Industry Concentration Risk: A substantial portion of the MLPs in which the Fund invests are engaged primarily in the energy industry. As a result, the Fund will be concentrated in the energy industry, and will therefore be susceptible to adverse economic, environmental or regulatory occurrences effecting the energy industry.
3.Derivative Instruments
Equity Option Contracts
When the Fund purchases a put or call option, an amount equal to the premium paid by the Fund is recorded as an investment and is subsequently adjusted to the current fair value of the option purchased, which is based on the last quoted sales price, or if no sale occurred, the last quoted bid price on the reporting date. Premiums paid for purchasing options that expire unexercised are treated by the Fund on the expiration date as realized losses from investments. The difference between the premium and the amount received on writing an option to effect a closing transaction, including brokerage commissions, is also treated as a realized loss or, if the premium is less than the
16Brookfield Public Securities Group LLC

CENTER COAST BROOKFIELD MLP & ENERGY INFRASTRUCTURE FUND
Notes to Financial Statements (Unaudited) (continued)
March 31, 2019

amount received from the closing transaction, as a realized gain. If a call option is exercised, the premium is added to the cost of the purchase of the underlying security in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the proceeds of the securities sold by the Fund.
When the Fund writes a put or call option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written which is based on the last quoted price, or if no transaction occurred, the last quoted asked price on the reporting date. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund.
In the normal course of its business, the Fund buys and sells financial instruments, including equity options, subscription rights, forward currency contracts, and warrants. Generally, these financial instruments represent future commitments to purchase or sell other financial instruments at specific terms at future dates. The derivative financial instruments may be traded on an exchange or negotiated between contracting parties over-the-counter (or “OTC”).
Derivatives	Location of Gains (Losses) on Derivatives Recognized in Income	Net Realized Gain	Net Change in Unrealized Depreciation
Equity option contracts	Option contracts	$77,434	$(21,322)
The Fund did not have any written options outstanding as of March 31, 2019.
The monthly average notional value of written option contracts outstanding during the six months ended March 31, 2019 was $384,580.
4.Federal Income Tax Information
The Fund does not intend to qualify as a regulated investment company pursuant to Subchapter M of the Internal Revenue Code, therefore it is taxed as a corporation. As a corporation, the Fund is obligated to pay federal, state and local income tax on taxable income. The Fund’s net deferred tax asset balance is continued to be completely offset by a full valuation allowance. The Fund is currently using an estimated tax rate of 2.20% for state and local tax.
The Fund's income tax provision consists of the following for the six months ended March 31, 2019:
Deferred tax expense (benefit)
Federal	$(2,231,569)
State	(164,541)
Change in valuation allowance	2,396,110
Total deferred tax expense	$ —
2019 Semi-Annual Report17

CENTER COAST BROOKFIELD MLP & ENERGY INFRASTRUCTURE FUND
Notes to Financial Statements (Unaudited) (continued)
March 31, 2019

The reconciliation between the federal statutory income tax rate of 21% and the effective tax rate on net investment income (loss) and realized and unrealized gain (loss) follows:
Amount
Application of statutory income tax rate	$(2,277,851)
State income taxes net of federal benefit	(238,282)
Effect of permanent & temporary differences	12,186
Tax expense (benefit) due to change in effective state rates	107,837
Change in valution allowance	2,396,110
Total income tax expenes	$ —
For the six months ended March 31, 2019, the Fund’s effective tax rate of 0.00% differed from the combined federal and state statutory tax rate of 23.20% mainly due to the change in valuation allowance primarily as a result of the change in unrealized appreciation.
The Fund intends to invest its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Fund reports its allocable share of the MLP's taxable income in computing its own taxable income. Deferred income taxes reflect the net tax effects of temporary difference between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Such temporary differences are principally: (i) taxes on unrealized gains/(losses), which are attributable to the temporary difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting and income tax purposes and (iii) the net tax benefit of accumulated net operating losses and capital loss carryforwards. Deferred tax assets and liabilities are measured using effective tax rates expected to apply to taxable income in the years such temporary differences are realized or otherwise settled.
Components of the Fund's deferred tax assets and liabilities for the six months ended March 31, 2019 are as follows:
Amount
Deferred tax assets:
Net operating loss carryforward (tax basis)	$ 9,194,759
Capital loss carryforward (tax basis)	19,042,456
Other future deductible difference	697,225
Valuation Allowance	(14,734,980)
Total deferred tax assets	14,199,460
Deferred tax liabilities:
Net unrealized gains on investment securiteis (tax basis)	(14,199,460)
Total net deferred tax liability	$ —
To the extent the Fund has a deferred tax asset or if a portion of the deferred tax liability is offset by a tax asset resulting from net operating losses, consideration is given to whether or not a valuation allowance is required against the deferred tax asset amount. A valuation allowance is required if, based on the evaluation criterion provided by Accounting Standard Codification (“ASC”) 740, Income Taxes (ASC 740), it is more-likely-than-not that some portion or all of the deferred tax asset will not be realized. Among the factors considered in assessing the Fund's valuation allowance are: the nature, frequency and severity of current and cumulative losses, forecasts of future profitability, forecasts of future MLP distributions, the duration of the statutory carryforward periods and the associated risks that operating and capital loss carryforwards may expire unused. Based on the Fund’s assessment, it has determined that in the future it is more likely than not that the fund will not generate the necessary appropriate character of income within the relevant carryforward periods to realize its deferred tax
18Brookfield Public Securities Group LLC

CENTER COAST BROOKFIELD MLP & ENERGY INFRASTRUCTURE FUND
Notes to Financial Statements (Unaudited) (continued)
March 31, 2019

assets. As of March 31, 2019, the Fund has determined that a valuation allowance of $14,199,460 was required as stated in the table above.
In making this assessment, significant reliance was placed on forecasts and estimates as to the Fund’s MLP investments. In conjunction with work performed by qualified independent tax consultants, the Fund utilized historical information and other information about the specific MLP fund holdings to project and forecast future distributions and related tax implications.
The Fund may rely, to some extent, on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to MLP units held in their portfolios, and to estimate their associated deferred tax asset/(liability). Such estimates as well as estimates made in connection with MLP distribution forecasts are made in good faith.
From time to time, and as new information becomes available, the Fund will modify its forecasts, estimates or assumptions regarding its deferred tax liability or asset.
Modifications of the Fund’s estimates or assumptions regarding its deferred tax liability and/or asset balances and any applicable valuation allowance, changes in generally accepted accounting principles or related guidance or interpretations thereof, limitations imposed on net operating losses (if any) and changes in applicable tax law could result in increases or decreases in the Fund’s NAV, which could be material. Such changes could have a material impact on the Fund’s NAV and results of operations with respect to the Fund’s shareholders in the period it is recorded, even though the shareholders at such time might not have held shares in the Fund at the time the deferred tax asset or liability had been established.
The Fund's policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on their Statement of Operations. As of March 31, 2019, the Fund did not have any interest or penalties associated with the underpayment of any income taxes.
The Fund files income tax returns in the U.S. federal jurisdiction and various states. The Fund has reviewed all major jurisdictions and concluded that there is no significant impact on the Fund's net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain tax positions expected to be taken on their tax returns. Furthermore, management of the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.
As of March 31, 2019, the Fund had net operating loss carryforwards for federal income tax purposes, which may be carried forward for 20 years, as follows:
Amount
Expiration Date:
9/30/2035	$13,600,121
9/30/2036	7,495,732
9/30/2037	7,197,063
Unlimited	5,396,398
Unlimited	5,948,777
Total	$39,638,091
2019 Semi-Annual Report19

CENTER COAST BROOKFIELD MLP & ENERGY INFRASTRUCTURE FUND
Notes to Financial Statements (Unaudited) (continued)
March 31, 2019

As of March 31, 2019, the Fund had net capital loss carryforwards for federal income tax purposes, which may be carried forward for 5 years, as follows:
Amount
Expiration Date:
9/30/2021	$73,809,799
9/30/2023	8,281,161
Total	$82,090,960
As of March 31, 2019, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes were as follows:
Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$344,003,495	$68,482,353	$(7,269,281)	$61,213,072
The difference between cost amounts for financial statement and federal income tax purposes is due primarily to income/(loss) from MLP K-1s, which is treated as an increase/(decrease) in cost basis of the MLP shares held, and timing differences in recognizing certain gains and losses in security transactions.
5.Investment Advisory Agreement with Related Party Transactions
The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser under which the Adviser is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operation of the Fund. The Advisory Agreement provides that the Fund shall pay the Adviser a fee, computed daily and payable monthly, at an annual rate of 1.00% of the Fund’s average daily net assets plus the amount of borrowing for investment purposes (“Managed Assets”).
The Fund has entered into an Administration Agreement with the Adviser and the Adviser has entered into a sub-administration agreement with U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (the “Sub-Administrator”). The Adviser and Sub-Administrator perform administrative services necessary for the operation of the Fund, including maintaining certain books and records of the Fund and preparing reports and other documents required by federal, state, and other applicable laws and regulations, and providing the Fund with administrative office facilities. For these services, the Fund pays to the Adviser a monthly fee at an annual rate of 0.15% of the Fund’s average daily Managed Assets. The Adviser is responsible for any fees due to the Sub-Administrator.
Certain officers and/or trustees of the Fund are officers and/or employees of the Adviser.
6.Purchases and Sales of Investments
For the six months ended March 31, 2019, purchases and sales of investments, excluding short-term securities, were $116,441,059 and $107,642,881, respectively.
7.Capital Shares
The Fund is authorized to issue unlimited common shares of beneﬁcial interest, par value of $0.01 per share (“Common Shares”). As of March 31, 2019, the shares outstanding were 33,707,106. Of the 33,707,106 shares outstanding as of March 31, 2019 for the Fund, the Adviser owned 23,682 shares. The Fund’s Board is authorized to classify and reclassify any unissued shares into other classes or series of shares and authorize the issuance of shares without obtaining shareholder approval. The Board, without any action by the shareholders, may amend the charter from time to time to increase or decrease the aggregate number of shares or the number of shares of any class or series that the Fund has authority to issue.
20Brookfield Public Securities Group LLC

CENTER COAST BROOKFIELD MLP & ENERGY INFRASTRUCTURE FUND
Notes to Financial Statements (Unaudited) (continued)
March 31, 2019

The Common Shares have no preemptive, conversion, exchange or redemption rights. The Common Shares have equal voting, dividend, distribution and liquidation rights, are fully paid and non-assessable. Shareholders are entitled to one vote per share and all voting rights for the election of directors are non-cumulative.
The Common Shares are listed on the New York Stock Exchange under the symbol “CEN.” The Fund has entered into a distribution agreement, dated May 27, 2016, which was amended and restated as of August 18, 2017 and May 8, 2018, with Foreside Fund Services, LLC (the “Distributor”), pursuant to which the Fund may offer and sell up to 15,173,943 Common Shares, from time to time, through the Distributor, as agent for the Fund, in transactions that are deemed to be “at the market” as defined in Rule 415 under the Securities Act of 1933, as amended.
The Fund filed a new Registration Statement on Form N-2 (the “New Shelf”), which became effective on March 29, 2019 and allows for an offering of up to $150,000,000 of Common Shares. As of March 31, 2019, the Fund incurred offering costs in connection with this offering of $113,188. As of March 31, 2019, these costs were recorded as a deferred charge and are being amortized as Common Shares are sold. Amortization of these offering costs will be recorded as a reduction in paid-in capital on common shares. There were no Common Shares issued through March 31, 2019 under the New Shelf.
The minimum price at which such Common Shares may be sold may not be less than the current NAV per Common Share plus any commissions to be paid to the distributor. For the six months ended March 31, 2019, the Fund issued 3,380,736 shares under this “at the market” program at an average price of $8.0654 per share.
The Board has approved a share repurchase plan. Under the current share repurchase plan, as of December 31, 2018, the Fund may purchase in the open market up to 10% of its outstanding common shares. The current share repurchase plan will remain in effect between December 5, 2018 and December 5, 2019. The amount and timing of the repurchases will be at the discretion of the Fund’s management, subject to market conditions and investment considerations. There is no assurance that the Fund will purchase shares at any particular discount level or in any particular amounts. The Board authorized the share repurchase program as a result of its review of the options available to enhance shareholder value and reduce any potential discount between the market price of the Fund’s shares and the net asset value per share. As of March 31, 2019, there were no shares repurchased under this program.
8.Mandatory Redeemable Preferred Shares
On September 22, 2016, the Fund completed a private placement of 2,000 shares of Series A Mandatory Redeemable Preferred Shares (“MRP Shares”). Each MRP Share has a liquidation preference of $25,000, resulting in an aggregate liquidation preference of $50,000,000 for all MRP Shares. The MRP Shares pay quarterly cash dividends at a rate of 4.29% per annum. The MRP Shares have a redemption date of September 26, 2026.
The Fund incurred costs in connection with the issuance of the MRP Shares. These costs were recorded as a deferred charge and are being amortized over the life of the MRP Shares. Amortization of these costs are disclosed on the Statement of Operations and the unamortized balance is included within Mandatory Redeemable Preferred shares on the Statement of Assets and Liabilities.
The average aggregate liquidation preference outstanding and the average annualized dividend rate of the MRP Shares during the six months ended March 31, 2019 were $25,000 and 4.29%, respectively.
The Fund is subject to certain restrictions relating to the MRP Shares, such as maintaining certain asset coverage and leverage ratio requirements. Failure to comply with these restrictions could cause increases in the dividends rate paid, preclude the Fund from declaring any dividends to common shareholders or purchasing common shares, and/or could trigger the mandatory redemption of MRP Shares at liquidation preference.
The liquidation preference of MRP Shares, which are considered debt of the Fund for financial reporting purposes, is recorded as a liability under the caption Mandatory Redeemable Preferred Shares on the Statement
2019 Semi-Annual Report21

CENTER COAST BROOKFIELD MLP & ENERGY INFRASTRUCTURE FUND
Notes to Financial Statements (Unaudited) (continued)
March 31, 2019

of Assets and Liabilities. Unpaid dividends on MRP Shares are disclosed on the Statement of Assets and Liabilities. Distributions paid on MRP Shares are disclosed on the Statement of Operations.
9.Credit Facility
The Fund has entered into a revolving credit agreement (the “Credit Agreement”) with BNP Paribas Prime Brokerage, Inc. (“BNPP”) pursuant to which the Fund may borrow up to a maximum commitment amount of (1) $75,000,000 under a 179-day facility plus (2) additional amounts on a demand basis subject to the amount of the Fund’s pledged collateral and the limits imposed by the 1940 Act. The Fund pays interest in the amount of 0.95% plus the 1-month London Interbank Offered Rate on the amount outstanding and 0.70% on the line of credit that is unused. Under the Credit Agreement, the Fund is required to pledge portfolio securities as collateral in an amount up to two times the loan balance outstanding (or more depending on the terms of the Credit Agreement) and has granted a security interest in the securities pledged to, and in favor of, BNPP as security for the loan balance outstanding. If the Fund fails to meet certain requirements or maintain other ﬁnancial covenants required under the Credit Agreement, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the Credit Agreement, necessitating the sale of portfolio securities at potentially inopportune times.
The Fund had outstanding borrowings of $72,500,000 as of March 31, 2019. The Fund borrowed an average daily balance of approximately $75,239,560 at a weighted average borrowing cost of 3.43% for the six months ended March 31, 2019.
10.Other Risks
Liquidity Risk: The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difﬁcult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.
Market and Credit Risks: In the normal course of business, the Fund trades ﬁnancial instruments and enters into ﬁnancial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.
Master Limited Partnership Risk: Investments in securities of MLPs involve risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conﬂicts of interest between the MLP and the MLP’s general partner, cash ﬂow risks, dilution risks, limited liquidity and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price.
Non-Diversiﬁcation Risk: The Fund is non-diversiﬁed, meaning that it is permitted to invest a larger percentage of its assets in fewer issuers than diversiﬁed mutual funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.
Private Investment Risk: The Fund may invest in unregistered or restricted securities, including private investment in public equities (“PIPE”). Unregistered or restricted securities may not be readily marketable and are often more difficult to value. Further, the Advisor may not have timely or accurate information about the business, financial condition and results of operations which may adversely affect the Advisor’s ability to value those investments. PIPE investors may purchase securities directly from a publicly traded company in a private placement transaction, typically at a discount to the market price of the company’s common stock. In a PIPE transaction, the Fund may bear the price risk from the time of pricing until the time of closing. In addition, the Fund may have to commit to
22Brookfield Public Securities Group LLC

CENTER COAST BROOKFIELD MLP & ENERGY INFRASTRUCTURE FUND
Notes to Financial Statements (Unaudited) (continued)
March 31, 2019

purchase a specified number of shares at a ﬁxed price, with the closing conditioned upon, among other things, the SEC’s preparedness to declare effective a resale registration statement covering the resale, from time to time, of the shares sold in the private ﬁnancing. Because the sale of the securities is not registered under the 1933 Act, the securities are “restricted” and cannot be immediately resold by the investors into the public markets. Accordingly, PIPE securities may be deemed illiquid.
Portfolio Concentration Risk: The Fund concentrates its investments in the energy sector, and therefore is susceptible to adverse economic, environmental, business, regulatory or other occurrences affecting that sector. The energy sector has historically experienced substantial price volatility. MLPs and other companies operating in the energy sector are subject to speciﬁc risks, including, among others, fluctuations in commodity prices; reduced consumer demand for commodities such as oil, natural gas or petroleum products; reduced availability of natural gas or other commodities for transporting, processing, storing or delivering; slowdowns in new construction; extreme weather or other natural disasters; and threats of attack by terrorists on energy assets. Additionally, changes in the regulatory environment for energy companies may adversely impact their profitability. Over time, depletion of natural gas reserves and other energy reserves may also affect the profitability of energy companies.
Leverage Risk: The Fund’s use of leverage creates the possibility of higher volatility for the Fund’s per share NAV, market price, distributions and returns. When the Fund uses leverage, the Fund will experience a greater increase in its NAV if the securities acquired increase in value, but it will also experience a correspondingly larger decline in its NAV if the securities acquired decline in value, which will make the Fund’s NAV more volatile, and its total return performance more variable over time. There is no assurance that a Fund’s leveraging strategy will be successful.
Tax Risks: Tax risks associated with investments in the Fund include but are not limited to the following:
Fund Structure Risk: The Fund is taxable as a regular corporation, or “C” corporation, for U.S. federal income tax purposes. This means the Fund generally will be subject to U.S. federal income tax on its taxable income at the rates applicable to corporations (currently a maximum rate of 21%), and will also be subject to state and local income taxes.
MLP Tax Risk: MLPs are generally treated as partnerships for U.S. federal income tax purposes. Partnerships do not pay U.S. federal income tax at the partnership level. Rather, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law or a change in the underlying business mix of a given MLP could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in the MLP being required to pay U.S. federal income tax (as well as state and local income taxes) on its taxable income. This would have the effect of reducing the amount of cash available for distribution by the MLP and could result in a reduction in the value of the Fund’s investment in the MLP and lower income to the Fund. To the extent a distribution received by the Fund from an MLP is treated as a return of capital, the Fund’s adjusted tax basis in the interests of the MLP will be reduced, which may increase the Fund’s tax liability upon the sale of the interests in the MLP or upon subsequent distributions in respect of such interests.
Tax Estimation/NAV Risk: In calculating the Fund’s NAV, the Fund is, among other things, include its current taxes and deferred tax liability and/or asset balances and related valuation balances, if any. The Fund may accrue a deferred income tax liability balance, at the currently effective statutory U.S. federal income tax rate (currently 21%) plus an estimated state and local income tax rate, for its future tax liability associated with the capital appreciation of its investments and the distributions received by the Fund on interests of MLPs considered to be return of capital and for any net operating gains. Any deferred tax liability balance reduces the Fund’s NAV. The Fund may also record a deferred tax asset balance, which reﬂects an estimate of the Fund’s future tax beneﬁt associated with net operating losses and/or unrealized losses. Any deferred tax asset balance increases the Fund’s NAV to the extent it exceeds any valuation allowance. The Fund will rely to some extent on information provided by MLPs, which may not be provided to the Fund on a timely basis, to estimate current taxes and deferred tax liability and/or asset balances for purposes of ﬁnancial statement reporting and determining its NAV to the extent it exceeds any valuation allowance. The estimate of the Fund’s current taxes and deferred tax liability
2019 Semi-Annual Report23

CENTER COAST BROOKFIELD MLP & ENERGY INFRASTRUCTURE FUND
Notes to Financial Statements (Unaudited) (continued)
March 31, 2019

and/or asset balances used to calculate the Fund’s NAV could vary signiﬁcantly from the Fund’s actual tax liability or beneﬁt, and, as a result, the determination of the Fund’s actual tax liability or beneﬁt may have a material impact on the Fund’s NAV. From time to time, the Fund may modify its estimates or assumptions regarding its current taxes and deferred tax liability and/or asset balances as new information becomes available, which modiﬁcations in estimates or assumptions may have a material impact on the Fund’s NAV.
11.Indemnification
Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for indemnification. The Fund’s maximum exposure under these arrangements is unknown, since this would involve the resolution of certain claims, as well as future claims that may be made, against the Fund. Thus, an estimate of the financial impact, if any, of these arrangements cannot be made at this time. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be unlikely.
12.Subsequent Events
GAAP requires recognition in the financial statements of the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.
Distributions to Common Shareholders: The Fund’s Board declared the following monthly distributions:
Distribution Per Share	Record Date	Payable Date
$0.1042	April 17, 2019	April 25, 2019
$0.1042	May 15, 2019	May 23, 2019
Management has evaluated subsequent events in the preparation of the Fund’s financial statements and has determined that other than the items listed herein, there are no events that require recognition or disclosure in the financial statements.
24Brookfield Public Securities Group LLC

CENTER COAST BROOKFIELD MLP & ENERGY INFRASTRUCTURE FUND
Compliance Certification (Unaudited)
March 31, 2019

On May 21, 2018, the Fund submitted a CEO annual certification to the New York Stock Exchange (“NYSE”) on which the Fund’s principal executive officer certified that he was not aware, as of that date, of any violation by the Fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and principal financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q relating to, among other things, the Fund’s disclosure controls and procedures and internal control over financial reporting, as applicable.
Other Compliance Matters
Dan C. Tutcher, is a Managing Director of the Brookfield Public Securities Group LLC on the Energy Infrastructure Securities team. Mr. Tutcher also serves on the Board of Enbridge, Inc. The Fund’s adviser has adopted policies and procedures to address potential conflicts of interest while allowing the Adviser to continue to invest in Enbridge Companies. However, from time to time, the Adviser may restrict trading, which may prevent any fund in the Brookfield fund complex from acquiring or disposing of securities of Enbridge Companies at a favorable time.
2019 Semi-Annual Report25

CENTER COAST BROOKFIELD MLP & ENERGY INFRASTRUCTURE FUND
Proxy Results (Unaudited)
March 31, 2019

At the Annual Meeting of Shareholders of the Fund held on May 23, 2019, the shareholders of common shares of beneficial interest, par value $0.01 per share (“Common Shares”) voted on a proposal to elect a Trustee Nominees or Class II Trustees to the Board of Trustees of the Fund. A description of the proposal and the common shares voted in favor, shared voted against and shares abstaining with respect to the proposal were as follows:
		Shares Voted For	Shares Voted Against	Shares Voted Abstain
1.	To elect to the Fund's Board of Trustees Edward A. Kuczmarski	32,142,901	150,930	200,020
2.	To elect to the Fund's Board of Trustees Stuart A. McFarland	32,119,890	171,402	202,559

At the Annual Meeting of Shareholders of the Fund held on May 23, 2019, the shareholders of Series A Mandatory Redeemable Preferred Shares of beneficial interest, $0.01 par value, 2,000 shares issued with liquidation preference of $25,000 per share (“Preferred Shares”) voted on a proposal to elect a Trustee Nominees or Class II Trustees to the Board of Trustees of the Fund. A description of the proposal and the Preferred Shares voted in favor, shared voted against and shares abstaining with respect to the proposal were as follows:
		Shares Voted For	Shares Voted Against	Shares Voted Abstain
1.	To elect to the Fund's Board of Trustees Edward A. Kuczmarski	1,560	—	—
2.	To elect to the Fund's Board of Trustees Stuart A. McFarland	1,560	—	—
26Brookfield Public Securities Group LLC

CENTER COAST BROOKFIELD MLP & ENERGY INFRASTRUCTURE FUND
Dividend Reinvestment Plan (Unaudited)

A Dividend Reinvestment Plan (the “Plan”) is available to stockholders of the Fund pursuant to which they may elect to have all distributions of dividends and capital gains automatically reinvested by American Stock Transfer & Trust Company (the “Plan Agent”) in additional Fund shares. Stockholders who do not participate in the Plan will receive all distributions in cash paid by check mailed directly to the stockholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Fund’s Custodian, as Dividend Disbursing Agent.
The Plan Agent serves as agent for the stockholders in administering the Plan. After the Fund declares a dividend or determines to make a capital gain distribution, payable in cash, if (1) the market price is lower than the net asset value, the participants in the Plan will receive the equivalent in Fund shares valued at the market price determined as of the time of purchase (generally, the payment date of the dividend or distribution); or if (2) the market price of the shares on the payment date of the dividend or distribution is equal to or exceeds their net asset value, participants will be issued Fund shares at the higher of net asset value or 95% of the market price. This discount reflects savings in underwriting and other costs that the Fund otherwise will be required to incur to raise additional capital. If the net asset value exceeds the market price of the Fund shares on the payment date or the Fund declares a dividend or other distribution payable only in cash (i.e., if the Board of Directors precludes reinvestment in Fund shares for that purpose), the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of the Fund’s shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund’s shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. The Fund will not issue shares under the Plan below net asset value.
Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. When a participant withdraws from the Plan or upon termination of the Plan by the Fund, certificates for whole shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account.
There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The Plan Agent’s fees for handling the reinvestment of dividends and distributions are paid by the Fund. There are no brokerage commissions charged with respect to shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions.
The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.
A brochure describing the Plan is available from the Plan Agent, by calling 1-800-937-5449.
If you wish to participate in the Plan and your shares are held in your name, you may simply complete and mail the enrollment form in the brochure. If your shares are held in the name of your brokerage firm, bank or other nominee, you should ask them whether or how you can participate in the Plan. Stockholders whose shares are held in the name of a brokerage firm, bank or other nominee and are participating in the Plan may not be able to continue participating in the Plan if they transfer their shares to a different brokerage firm, bank or other nominee, since such stockholders may participate only if permitted by the brokerage firm, bank or other nominee to which their shares are transferred.
2019 Semi-Annual Report27

CENTER COAST BROOKFIELD MLP & ENERGY INFRASTRUCTURE FUND
Joint Notice of Privacy Policy (Unaudited)

Brookfield Public Securities Group LLC (“PSG”), on its own behalf and on behalf of the funds managed by PSG and its affiliates, recognizes and appreciates the importance of respecting the privacy of our clients and shareholders. Our relationships are based on integrity and trust and we maintain high standards to safeguard your non-public personal information (“Personal Information”) at all times. This privacy policy (“Policy”) describes the types of Personal Information we collect about you, the steps we take to safeguard that information and the circumstances in which it may be disclosed.
If you hold shares of a Fund through a financial intermediary, such as a broker, investment adviser, bank or trust company, the privacy policy of your financial intermediary will also govern how your Personal Information will be shared with other parties.
WHAT INFORMATION DO WE COLLECT?
We collect the following Personal Information about you:
•	Information we receive from you in applications or other forms, correspondence or conversations, including but not limited to name, address, phone number, social security number, assets, income and date of birth.
•	Information about transactions with us, our affiliates, or others, including but not limited to account number, balance and payment history, parties to transactions, cost basis information, and other financial information.
•	Information we may receive from our due diligence, such as your creditworthiness and your credit history.
WHAT IS OUR PRIVACY POLICY?
We may share your Personal Information with our affiliates in order to provide products or services to you or to support our business needs. We will not disclose your Personal Information to nonaffiliated third parties unless 1) we have received proper consent from you; 2) we are legally permitted to do so; or 3) we reasonably believe, in good faith, that we are legally required to do so. For example, we may disclose your Personal Information with the following in order to assist us with various aspects of conducting our business, to comply with laws or industry regulations, and/or to effect any transaction on your behalf;
•	Unaffiliated service providers (e.g. transfer agents, securities broker-dealers, administrators, investment advisors or other firms that assist us in maintaining and supporting financial products and services provided to you);
•	Government agencies, other regulatory bodies and law enforcement officials (e.g. for reporting suspicious transactions);
•	Other organizations, with your consent or as directed by you; and
•	Other organizations, as permitted or required by law (e.g. for fraud protection)
When we share your Personal Information, the information is made available for limited purposes and under controlled circumstances designed to protect your privacy. We require third parties to comply with our standards for security and confidentiality.
HOW DO WE PROTECT CLIENT INFORMATION?
We restrict access to your Personal Information to those persons who require such information to assist us with providing products or services to you. It is our practice to maintain and monitor physical, electronic, and procedural safeguards that comply with federal standards to guard client nonpublic personal information. We regularly train our employees on privacy and information security and on their obligations to protect client information.
CONTACT INFORMATION
For questions concerning our Privacy Policy, please contact our client services representative at 1-855-777-8001.
28Brookfield Public Securities Group LLC

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Corporate Information

Investment Adviser and Administrator
Brookfield Public Securities Group LLC
Brookfield Place
250 Vesey Street, 15th Floor
New York, New York 10281-1023
www.brookfield.com
Please direct your inquiries to:
Investor Relations
Phone: 1-855-777-8001
E-mail: funds@brookfield.com
Transfer Agent
Shareholder inquiries relating to distributions, address changes and shareholder account information should be directed to the Fund’s transfer agent:
American Stock Transfer & Trust Company
6201 15th Avenue
Brooklyn, New York 11219
1-800-937-5449
Fund Accounting Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
Sub-Administrator
U.S. Bancorp Fund Services, LLC
1201 South Alma School Road, Suite 3000
Mesa, Arizona 85210
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
111 South Wacker Drive
Chicago, Illinois 60606
Legal Counsel
Paul Hastings LLP
200 Park Avenue
New York, New York 10166
Custodian
U.S. Bank National Association
1555 North Rivercenter Drive, Suite 302
Milwaukee, Wisconsin 53212
Distributor
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
Trustees of the Fund
Edward A. Kuczmarski	Chairman
Louis P. Salvatore	Audit Committee Chairman
Heather S. Goldman	Trustee
Stuart A. McFarland	Trustee
David Levi	Trustee (Interested)

Officers of the Fund
Brian F. Hurley	President
Angela W. Ghantous	Treasurer
Casey Tushaus	Assistant Treasurer
Mohamed Rasul	Assistant Treasurer
Thomas D. Peeney	Secretary
Adam R. Sachs	Chief Compliance Officer

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-CEN. The Fund’s Form N-CEN are available on the SEC’s website at www.sec.gov. In addition, the Fund’s Form N-CEN may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
You may obtain a description of the Fund’s proxy voting policies and procedures, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request by calling 1-855-777-8001, or go to the SEC’s website at www.sec.gov.

Brookfield Public Securities Group LLC
Brookfield Place
250 Vesey Street, 15th Floor
New York, New York 10281-1023
1-855-777-8001
www.brookfield.com

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by 22(b)(16)) of Schedule 14A (17 CFR 240.14a- 101), or this Item 10.

Item 11. Controls and Procedures.

(a)            The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s Disclosure Controls and Procedures are effective, based on their evaluation of such Disclosure Controls and Procedures as of a date within 90 days of the filing of this report on Form N-CSR.

(b)            As of the date of filing this Form N-CSR, the Registrant’s principal executive officer and principal financial officer are aware of no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected or is reasonably likely to materially affect the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits.

(a)(1)    None.

    (2)    A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached as an exhibit to this Form N-CSR.

    (3)    Not applicable.

(b)        A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 is attached as an exhibit to this Form N-CSR.

    (4)    Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CENTER COAST BROOKFIELD MLP & ENERGY INFRASTRUCTURE FUND

By:	/s/ Brian F. Hurley
Brian F. Hurley President and Principal Executive Officer

Date: June 4, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Brian F. Hurley
Brian F. Hurley President and Principal Executive Officer

Date: June 4, 2019

By:	/s/ Angela W. Ghantous
Angela W. Ghantous Treasurer and Principal Financial Officer

Date: June 4, 2019